UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Senseonics Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023. Of the 479,780,414 shares outstanding as of the record date, 268,482,445 shares, or 55.96%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of five nominees to serve as directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy T. Goodnow	89,286,112	18,201,353	160,994,980
Francine R. Kaufman	87,272,318	20,215,147	160,994,980
Sharon Larkin	86,279,199	21,208,266	160,994,980
Koichiro Sato	91,965,767	15,521,698	160,994,980
Robert Schumm	85,013,338	22,474,127	160,994,980

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as described in the proxy statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non- Votes
Approval, on an advisory basis, of the compensation paid to the named executive officers	84,135,004	21,916,745	1,435,716	160,994,980

Proposal No. 3: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of KPMG LLP	249,565,616	16,854,041	2,062,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2023	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer